                              RETAIL VENTURES, INC.



                                   Exhibit 24

                                POWER OF ATTORNEY
                                -----------------

         Each of the undersigned officers and directors of Retail Ventures, Inc. (the "Company") hereby appoints John C. Rossler, James A. McGrady, and Robert J. Tannous as his true and lawful attorney-in-fact, or any of them, with power to act without the others, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Post Effective Amendment No. 1 to the Registration Statement on Form S-8 (the "Registration Statement"), pursuant to Rule 414 of the Securities Act of 1933, as amended (the "Securities Act"), for the purpose of adopting the predecessor corporation's registration statement on Form S-8 filed with the Commission on September 15, 2000, as amended (Registration No. 333-45856), registering under the Securities Act 120,000 authorized and unissued shares of common stock, without par value, of the Company to be sold and distributed by the Company pursuant to the Company's Amended and Restated Non-Employee Director Stock Option Plan (the "Plan") and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments, including post effective amendments, to the Registration Statement, hereby granting to such attorneys-in-fact, and to each of them, full power and authority to do and perform in the name and on behalf of each of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed these presents this 1st day of August, 2003.

         SIGNATURE                                                     TITLE

/s/ Jay L. Schottenstein                                      Chairman of the Board
-----------------------------------------------------
Jay L. Schottenstein

/s/ John C. Rossler                                           President and Chief Executive Officer
-----------------------------------------------------         (Principal Executive Officer)
John C. Rossler

/s/ James A. McGrady                                          Executive Vice President, Chief
-----------------------------------------------------         Financial Officer, Treasurer, and Secretary
James A. McGrady                                              (Principal Financial and Principal Accounting
                                                              Officer)

/s/ Henry L. Aaron                                            Director
-----------------------------------------------------
Henry L. Aaron

/s/ Ari Deshe                                                 Director
-----------------------------------------------------
Ari Deshe

/s/ Jon P. Diamond                                            Director
-----------------------------------------------------
Jon P. Diamond

/s/ Elizabeth M. Eveillard                                    Director
-----------------------------------------------------
Elizabeth M. Eveillard

/s/ Harvey L. Sonnenberg                                      Director
-----------------------------------------------------
Harvey L. Sonnenberg

/s/ James L. Weisman                                          Director
-----------------------------------------------------
James L. Weisman